Exhibit 4.17

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                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                                       AND



 ____________, as Collateral Agent, Custodial Agent and Securities Intermediary



                                       AND



                     __________, as Purchase Contract Agent







                                     FORM OF

                                PLEDGE AGREEMENT







                             Dated as of ____, 2003


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                                      TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----

                                    ARTICLE 1 DEFINITIONS

Section 1.01.     Definitions..............................................................1

                                      ARTICLE 2 PLEDGE

Section 2.01.     Pledge...................................................................5
Section 2.02.     Control; Financing Statement.............................................6
Section 2.03.     Termination..............................................................6

                        ARTICLE 3 DISTRIBUTIONS ON PLEDGED COLLATERAL

Section 3.01.     Income and Distributions.................................................6
Section 3.02.     Principal Payments Following Termination Event...........................6
Section 3.03.     Principal Payments Prior to or on Purchase Contract
                    Settlement Date .......................................................6
Section 3.04.     Payments to Purchase Contract Agent......................................7
Section 3.05.     Assets Not Properly Released.............................................7

                                      ARTICLE 4 CONTROL

Section 4.01.     Establishment of Collateral Account......................................7
Section 4.02.     Treatment as Financial Assets............................................8
Section 4.03.     Sole Control by Collateral Agent.........................................8
Section 4.04.     Securities Intermediary's Location.......................................8
Section 4.05.     No Other Claims..........................................................8
Section 4.06.     Investment and Release...................................................9
Section 4.07.     Statements and Confirmations.............................................9
Section 4.08.     Tax Allocations..........................................................9
Section 4.09.     No Other Agreements......................................................9
Section 4.10.     Powers Coupled with an Interest..........................................9
Section 4.11.     Waiver of Lien; Waiver of Set-off........................................9

                       ARTICLE 5 INITIAL DEPOSIT; CREATION OF TREASURY
                          UNITS AND RECREATION OF CORPORATE UNITS

Section 5.01.     Initial Deposit of Notes................................................10
Section 5.02.     Creation of Treasury Units..............................................10
Section 5.03.     Recreation of Corporate Units...........................................11
Section 5.04.     Termination Event.......................................................12
Section 5.05.     Cash Settlement.........................................................13
Section 5.06.     Early Settlement and Cash Merger Early Settlement.......................15
Section 5.07.     Application of Proceeds in Settlement of Purchase Contracts.............15
Section 5.08.     Special Event Redemption................................................17
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                           ARTICLE 6 VOTING RIGHTS - PLEDGED NOTES

Section 6.01.     Voting Rights...........................................................17

                                ARTICLE 7 RIGHTS AND REMEDIES

Section 7.01.     Rights and Remedies of the Collateral Agent.............................18
Section 7.02.     Special Event Redemption................................................19
Section 7.03.     Initial Remarketing.....................................................19
Section 7.04.     Second Remarketing......................................................19
Section 7.05.     Third Remarketing.......................................................19
Section 7.06.     Successful Remarketing..................................................20
Section 7.07.     Substitutions...........................................................20

                     ARTICLE 8 REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 8.01.     Representations and Warranties..........................................20
Section 8.02.     Covenants...............................................................21

                        ARTICLE 9 THE COLLATERAL AGENT, THE CUSTODIAL
                           AGENT AND THE SECURITIES INTERMEDIARY

Section 9.01.     Appointment, Powers and Immunities......................................21
Section 9.02.     Instructions of the Company.............................................22
Section 9.03.     Reliance by Collateral Agent and Securities Intermediary................22
Section 9.04.     Certain Rights..........................................................23
Section 9.05.     Merger, Conversion, Consolidation or Succession to Business.............23
Section 9.06.     Rights in Other Capacities..............................................23
Section 9.07.     Non-Reliance on the Collateral Agent, the Custodial Agent
                    and the Securities Intermediary ......................................24
Section 9.08.     Compensation and Indemnity..............................................24
Section 9.09.     Failure to Act..........................................................25
Section 9.10.     Resignation of the Collateral Agent, the Custodial Agent
                    and the Securities Intermediary ......................................25
Section 9.11.     Right to Appoint Agent or Advisor.......................................27
Section 9.12.     Survival................................................................27
Section 9.13.     Exculpation.............................................................27

                                    ARTICLE 10 AMENDMENT

Section 10.01.    Amendment Without Consent of Holders....................................27
Section 10.02.    Amendment with Consent of Holders.......................................28
Section 10.03.    Execution of Amendments.................................................29
Section 10.04.    Effect of Amendments....................................................29
Section 10.05.    Reference of Amendments.................................................29
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                                  ARTICLE 11 MISCELLANEOUS

Section 11.01.    No Waiver...............................................................29
Section 11.02.    Governing Law; Submission to Jurisdiction...............................29
Section 11.03.    Notices.................................................................30
Section 11.04.    Successors and Assigns..................................................30
Section 11.05.    Counterparts............................................................30
Section 11.06.    Severability............................................................30
Section 11.07.    Expenses, Etc...........................................................30
Section 11.08.    Security Interest Absolute..............................................31
Section 11.09.    Notice of Special Event, Special Event Redemption
                    and Termination Event ................................................31
Section 11.10.    Regarding the Purchase Contract Agent...................................32
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Exhibit A      -      Instruction  from  Purchase  Contract  Agent to Collateral
                      Agent (Creation of Treasury Units)

Exhibit B      -      Instruction    from   Collateral   Agent   to   Securities
                      Intermediary (Creation of Treasury Units)

Exhibit C      -      Instruction  from  Purchase  Contract  Agent to Collateral
                      Agent (Recreation of Corporate Units)

Exhibit D      -      Instruction    from   Collateral   Agent   to   Securities
                      Intermediary (Recreation of Corporate Units)

Exhibit E      -      Notice of Cash Settlement from Securities  Intermediary to
                      Purchase Contract Agent (Cash Settlement Amounts)

Exhibit F      -      Instruction to Custodial Agent (Regarding Remarketing)

Exhibit G      -      Instruction   to   Custodial   Agent    (Withdrawal   from
                      Remarketing)

                                       iv

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                                PLEDGE AGREEMENT


               PLEDGE AGREEMENT dated as of _____, 200__ by and between SCOTTISH ANNUITY & LIFE HOLDINGS, LTD., a Cayman Islands exempted company (the "Company"), ______, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent"), as securities intermediary (as defined in Sections 8-102(a)(14) of the
UCC) with respect to the Collateral Account (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and as purchase contract agent and as attorney-in-fact of the Holders from time to time of the Units (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement.

               Capitalized terms used herein and not defined herein have the meanings assigned to them in the Purchase Contract Agreement (as defined herein).

                                    RECITALS

               WHEREAS,  the Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract
Agreement"), pursuant to which _____ Corporate Units (or ______ if the over-allotment option granted to the Underwriters pursuant to the Underwriting Agreement is exercised in full) will be issued;

               WHEREAS, each Corporate Unit, at issuance, consists of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") pursuant to which the Holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount equal to $_____ (the "Stated Amount"), a number of shares of the Company's ordinary shares, par value $0.01 per share (the "Ordinary Shares"), equal to the Settlement Rate and (b) either a Note or an Applicable Ownership Interest in the Treasury Portfolio; and

               WHEREAS, pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral to secure the Obligations.

               NOW, THEREFORE, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

               Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

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               (a) the words "HEREIN,"  "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

               (b) the following terms which are defined in the UCC shall have the meanings set forth therein: "CERTIFICATED SECURITY," "CONTROL," "FINANCIAL ASSET," "ENTITLEMENT ORDER," "SECURITIES ACCOUNT" and "SECURITY ENTITLEMENT"; and

               (c) the following  terms have the meanings  given to them in this
Section 1.01(c):

               "AGREEMENT" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time.

               "CASH" means any coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

               "COLLATERAL" means the collective reference to:

                              (i) the  Collateral  Account  and  all  investment
               property and other financial assets from time to time credited to the Collateral Account, including, without limitation, (A) the Notes and security entitlements relating thereto that are a component of the Corporate Units from time to time, (B) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the Corporate Units from time to time; (C) any Treasury Securities and security entitlements relating thereto delivered from time to time upon creation of Treasury Units in accordance with Section 5.02 hereof and (D) payments made by Holders pursuant to Section 5.05 hereof;

                              (ii) all Proceeds of any of the foregoing (whether
               such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

                              (iii) all powers and rights now owned or hereafter
               acquired under or with respect to the Collateral.

               "COLLATERAL   ACCOUNT"  means  the  securities   account  of  the
Collateral Agent, maintained by the Securities Intermediary and designated "______, as Collateral Agent of Scottish Annuity & Life Holdings, Ltd., as pledgee of ______, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders".

               "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of the Purchase Contract Agreement, and thereafter "Company" shall mean such successor.

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               "CORPORATE UNIT" means the collective rights and obligations of a
Holder of a Corporate Units Certificate in respect of a Note or an appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract; provided that the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio shall not be subject to the Pledge.

               "CORPORATE UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

               "OBLIGATIONS" means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder's Purchase Contract, the Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

               "PERMITTED INVESTMENTS" means any one of the following, in each case maturing on the Business Day following the date of acquisition:

                              (1) any evidence of indebtedness  with an original
               maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

                              (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than _____ as of the date of its latest filed report of condition or its audited financial statements (and which may include the Collateral Agent);

                              (3) investments  with an original  maturity of 365
               days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

                              (4) repurchase  agreements and reverse  repurchase
               agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

                              (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

                              (6) investments in money market funds  (including,
               but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

               "PERSON" means any legal person, including, without limitation, any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "PLEDGE" means the lien and security interest created by this Agreement.

               "PLEDGED APPLICABLE OWNERSHIP INTERESTS" means the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) of the Holders with respect to the Treasury Portfolio and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PLEDGED NOTES" means Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PLEDGED   SECURITIES"  means  the  Pledged  Notes,  the  Pledged
Applicable   Ownership   Interests   and  the   Pledged   Treasury   Securities,
collectively.

               "PLEDGED TREASURY SECURITIES" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PROCEEDS" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

               "PURCHASE CONTRACT AGENT" has the meaning specified in the paragraph preceding the recitals of this Agreement.

               "SEPARATE   NOTES"  means  Notes  which  are  not  components  of
Corporate Units.

               "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

               "TRADES REGULATIONS" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

               "TRANSFER" means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement; (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

               "TREASURY SECURITIES" means __ coupon U.S. treasury securities that mature on or prior to ____, 200__ (CUSIP No. ______).

               "TREASURY UNIT" means, following the substitution of Treasury Securities for Notes as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

               "TREASURY UNITS CERTIFICATE" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

               "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

               "VALUE" means, with respect to any item of Collateral on any date, as to (i) Cash, the face amount thereof, (ii) Treasury Securities or Notes, the aggregate principal amount thereof at maturity and (iii) Applicable Ownership Interests (as specified in clause (i) of the definition of such term), the appropriate percentage of the aggregate principal amount at maturity of the Treasury Portfolio.

                                   ARTICLE 2

                                     PLEDGE

               Section 2.01. Pledge. Each Holder, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, and the Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

               Section 2.02. Control; Financing Statement.

               (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article 4 of this Agreement.

               (b) Subsequent to the date of initial issuance of the Units, the Purchase Contract Agent shall deliver to the Collateral Agent a copy of the financing statement prepared by the Company and filed in the Office of the Secretary of State of the State of _______ and any other jurisdictions which the Company deems necessary, authorized by the Purchase Contract Agent, as attorney-in-fact for the Holders, as Debtors, and describing the Collateral, such filing to be undertaken by the Company.

               Section 2.03. Termination. As to each Holder, this Agreement and the Pledge created hereby shall automatically terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Collateral Agent shall Transfer such Holder's portion of the Collateral to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

                                   ARTICLE 3

                       DISTRIBUTIONS ON PLEDGED COLLATERAL

               Section 3.01. Income and Distributions. The Collateral Agent shall transfer all income and distributions received by the Collateral Agent on account of the Pledged Notes, the Pledged Applicable Ownership Interests or Permitted Investments from time to time held in the Collateral Account (ABA No. ____, A/C No. ____, Re: ________, Attention: ________) to the Purchase Contract Agent for distribution to the applicable Holders as provided in the Purchase Contracts or Purchase Contract Agreement.

               Section 3.02. Principal Payments Following Termination Event. Following a Termination Event, the Collateral Agent shall transfer all principal payments it receives, if any, in respect of (a) the Pledged Notes, (b) the Pledged Applicable Ownership Interests, and (c) the Pledged Treasury Securities, to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby.

               Section 3.03. Principal Payments Prior to or on Purchase Contract Settlement Date.

               (a) Subject to the provisions of Sections 5.06 and 5.08, and except as provided in clause 3.03(b) below, if no Termination Event shall have occurred, all principal payments received by the Collateral Agent in respect of
(1) the Pledged Notes, (2) the Pledged Applicable Ownership Interests and (3) the Pledged Treasury Securities, shall be held and invested in Permitted Investments until the Purchase Contract Settlement Date, and transferred to the Company on the Purchase Contract Settlement Date as provided in Section 5.07 hereof. Any balance remaining in the Collateral Account shall be released from the Pledge and transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any payments made under this Section shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

               (b) All principal payments received by the Collateral Agent in respect of (1) the Pledged Notes, (2) the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) in the Treasury Portfolio and
(3) the Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto shall be transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

               Section 3.04. Payments to Purchase Contract Agent. The Collateral Agent shall use all commercially reasonable efforts to deliver payments to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 12:00 p.m. (New York City time) on the Business Day such payment is received by the Collateral Agent; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Collateral Agent shall use all commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

               Section 3.05. Assets Not Properly Released. If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Collateral Agent for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Purchase Contract Agent shall have no liability under this Section 3.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

                                   ARTICLE 4

                                     CONTROL

               Section 4.01. Establishment of Collateral Account. The Securities Intermediary hereby confirms that:

               (a) the Securities Intermediary has established the Collateral Account;

               (b) the Collateral Account is a securities account;

               (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

               (d)  all  property  delivered  to  the  Securities   Intermediary
pursuant to this Agreement or the Purchase Contract Agreement will be credited promptly to the Collateral Account; and

               (e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Purchase Contract Agent and endorsed to the Collateral Agent or in blank,
(ii) registered in the name of the Collateral Agent or (iii) credited to another securities account maintained in the name of the Collateral Agent. The Collateral Agent may, at any time or from time to time, in its sole discretion, cause any or all securities or other property underlying any financial assets credited to the Collateral Account not registered in its name to be so registered in its name. In no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent or any Holder or specially endorsed to the Purchase Contract Agent or any Holder.

               Section 4.02. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

               Section 4.03. Sole Control by Collateral Agent. Except as provided in Section 6.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

               Section 4.04. Securities Intermediary's Location. The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York, without giving effect to the conflicts of law provisions thereof. Regardless of any provision in any other agreement, for purposes of the UCC, _______ shall be deemed to be the Securities Intermediary's location.

               Section 4.05. No Other Claims. Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without any duty to investigate) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Purchase Contract Agent.

               Section 4.06. Investment and Release. All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

               Section 4.07. Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Purchase Contract Agent and the Collateral Agent at their addresses for notices under this Agreement.

               Section 4.08. Tax Allocations. The Purchase Contract Agent shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service or applicable state authorities in the manner required by law. Neither the Securities Intermediary nor the Collateral Agent shall have any tax reporting duties hereunder.

               Section 4.09. No Other Agreements. The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

               Section 4.10. Powers Coupled with an Interest. The rights and powers granted in this Article 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Article 4 shall continue in effect until the termination of the Pledge.

               Section 4.11. Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Company.

                                   ARTICLE 5

  INITIAL DEPOSIT; CREATION OF TREASURY UNITS AND RECREATION OF CORPORATE UNITS

               Section 5.01. Initial Deposit of Notes. (a) Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate Units, shall Transfer to the Collateral Agent, for credit to the Collateral Account, the Notes or security entitlements relating thereto, and, in the case of security entitlements, the Securities Intermediary shall indicate by book-entry that a securities entitlement to such Notes has been credited to the Collateral Account.

               (a) Unless any Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Collateral Agent agrees to hold any Notes or security interests relating thereto, constituting a portion of the Collateral registered in the name of the Purchase Contract Agent, as attorney-in-fact for the Holders, with appropriate endorsement in the form delivered to it and shall not re-register such Notes or security interests relating thereto unless an Event of Default shall have occurred and be continuing.

               Section 5.02. Creation of Treasury Units.

               (a) So long as the Treasury Portfolio has not replaced the Notes as a component of the Corporate Units, a Holder of Corporate Units shall have the right, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, to create Treasury Units by substitution of Treasury Securities or security entitlements with respect thereto for the Pledged Notes comprising a part of such Holder's Corporate Units, in integral multiples of _______ Corporate Units by:

                              (i) Transferring to the Collateral Agent, for credit to the Collateral Account, Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Notes to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has notified the Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Notes that are a component of such Corporate Units; and

                              (ii) delivering the related Corporate Units to the
               Purchase Contract Agent.

               Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B, to release such Pledged Notes from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

               If the Treasury Portfolio has replaced the Notes as a component of the Corporate Units and subject to the conditions of the Purchase Contract Agreement, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownerships Interests in the Treasury Portfolio with respect to such Corporate Units, but only in multiples of ______Corporate Units. In such an event, the Holder shall Transfer Treasury Securities having an aggregate principal amount at maturity equal to the aggregate Stated Amount of the Purchase Contracts underlying such Corporate Units to the Collateral Agent, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of, and transfer to the Holder, the appropriate Applicable Ownership Interests in the Treasury Portfolio in the manner set forth above.

               (b) Upon credit to the Collateral Account of Treasury Securities or security entitlements with respect thereto delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Notes or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

               Section 5.03. Recreation of Corporate Units.

               (a) So long as the Treasury Portfolio has not replaced the Notes as a component of the Corporate Units, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to recreate Corporate Units by substitution of Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of _____Treasury Units by:

                              (i) Transferring to the Collateral Agent, for credit to the Collateral Account, Notes or security entitlements with respect thereto having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Notes or security entitlements with respect thereto to the Collateral Account for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units; and

                              (ii) delivering the related  Treasury Units to the
               Purchase Contract Agent.

               Upon receipt of such notice and confirmation that Notes or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit D hereto to release such Pledged Treasury Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

               If the Treasury Portfolio has replaced the Notes represented by the Corporate Units, a Holder may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute the Applicable Ownership Interests in the Treasury Portfolio for the Pledged Treasury Securities, but only in multiples of ______ Treasury Units. In such an event, the Holder shall Transfer to the Collateral Agent the Applicable Ownership Interests in the Treasury Portfolio in an amount such that the aggregate principal amount at maturity of the portion of such Applicable
Ownership Interests specified in clause (i) of the definition of such term is equal to the aggregate Stated Amount of the Purchase Contracts underlying such Treasury Units, and the Purchase Contract Agent shall instruct the Collateral Agent to release the Pledge of, and transfer to the Holder, the appropriate Treasury Securities in the manner set forth above.

               (b) Upon credit to the Collateral Account of Notes or security entitlements with respect thereto delivered by a Holder of Treasury Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Treasury Securities or Applicable Ownership Interests in the Treasury Portfolio and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

               Section 5.04. Termination Event.

               (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer:

                              (i) any  Pledged  Notes or  security  entitlements
               with respect thereto or Pledged Applicable Ownership Interests,

                              (ii) any Pledged Treasury Securities, and

                              (iii) any  payments by Holders  (or the  Permitted
               Investments of such payments) pursuant to Section 5.05 hereof,

to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to its interest in the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, the Purchase Contract Agent shall have the right (but not the obligation) to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio.

               (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, as the case may be, as provided by this Section 5.04, the Purchase Contract Agent shall:

                              (i) upon direction in writing by a majority of the
               Holders, use its reasonable best efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, notwithstanding the
               Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.04, and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.04, then the Purchase Contract Agent shall within 15 days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 5.04; and

                              (ii) commence an action or proceeding like that described in clause 5.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

; provided that the Purchase Contract Agent shall have the right to refuse to act under these Sections 5.04(b)(i) and (ii) unless it shall be indemnified to its satisfaction as provided herein.

               Section 5.05. Cash Settlement.

               (a) Upon receipt by the Collateral Agent of (1) a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of Corporate Units that such Holder has elected, in accordance with the procedures specified in Section 5.02(c)(i) of the Purchase Contract Agreement to effect a Cash Settlement and (2) payment by such Holder by deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date of the Purchase Price in lawful money of the United States of America by certified or cashier's check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

                              (i) instruct the Securities  Intermediary promptly
               to invest any such Cash in Permitted Investments;

                              (ii) instruct the Securities Intermediary to release from the Pledge such Holder's related Pledged Notes as to which such Holder has effected a Cash Settlement pursuant to this
               Section 5.05(a); and

                              (iii) instruct the Securities Intermediary to Transfer all such Pledged Notes to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

               The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time) on the day such Cash is received by the Collateral Agent or to be reinvested by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such Cash in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent or Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent and Securities Intermediary shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

               Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall
(A) instruct the Securities Intermediary to pay the portion of such proceeds and deliver any certified or cashier's checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

               (b) If a Holder of Corporate Units (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in paragraph 5.02(c)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(c)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Notes in accordance with paragraph 5.02(c)(iii) of the Purchase Contract Agreement.

               (c) As soon as practicable after 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units and (ii) the amount of Pledged Notes to be remarketed in the Final Remarketing pursuant to Section 5.02(c)(iii) of the Purchase Contract Agreement.

               Section 5.06. Early Settlement and Cash Merger Early Settlement. Upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of Units has elected to effect either (a) Early Settlement of its obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.07 of the Purchase Contract Agreement or (b) Cash Merger Early Settlement of its obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.04(b)(2) of the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement or Cash Merger Early Settlement, as the case may be, have been satisfied, then the Collateral Agent shall release from the Pledge,
(i) Pledged Notes or the Pledged Applicable Ownership Interests in the case of a Holder of Corporate Units or (ii) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests or Pledged Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby. A holder of Treasury Units may settle early only in integral multiples of ______ Treasury Units, and a Holder of Corporate Units, if the Treasury Portfolio has replaced the Notes as a component of such Corporate Units, may settle early only in integral multiples of ______ Corporate Units.

               Section 5.07. Application of Proceeds in Settlement of Purchase Contracts.

               (a) If a Holder of Corporate Units (if the Treasury Portfolio has not replaced the Notes as a component of such Corporate Units) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(c)(i) of the Purchase Contract Agreement or does notify the Purchase Contract Agent as provided in paragraph 5.02(c)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(c)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the Final Remarketing of the related Pledged Notes. In such event, upon written direction from the Purchase Contract Agent, the Collateral Agent shall instruct the Securities Intermediary to Transfer the related Pledged Notes to the Remarketing Agent for Final Remarketing. Upon receiving such Pledged Notes, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement, will use its reasonable efforts to remarket such Pledged Notes. The Remarketing Agent will deposit the Proceeds of such Final Remarketing (less, to the extent permitted by the Remarketing Agreement, the Remarketing Fee) in the Collateral Account, and the Collateral Agent shall invest the Proceeds of the Final Remarketing in Permitted Investments set forth in clause (6) of the definition of Permitted Investments. On the Purchase Contract Settlement Date, the Purchase Contract Agent shall consult with the Collateral Agent regarding the instruction the Collateral Agent shall give to the Securities Intermediary in order to apply a portion of the Proceeds from such Final Remarketing equal to the aggregate principal amount of such Pledged Notes, less the amount of any Deferred Contract Adjustment Payments payable to such Holder on the Purchase Contract Settlement Date, to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Ordinary Shares under the related Purchase Contracts and the balance of the Proceeds from the Final Remarketing, if any, that shall be transferred to the Purchase Contract Agent for distribution to such Holder.

               If the Remarketing Agent advises the Collateral Agent in writing that there has been a Failed Final Remarketing, the Collateral Agent, for the benefit of the Company shall, at the written direction of the Company, exercise the Company's rights as a secured party with respect to the Pledged Notes in accordance with applicable law or deliver the Pledged Notes to the Company to retain to the extent permitted by applicable law. Following such action, the Holder's obligations to pay the Purchase Price for the shares of Ordinary Shares will be deemed to be satisfied in full.

               (b) In the case of a Treasury Unit or a Corporate Unit (if the Treasury Portfolio has replaced the Notes as a component of such Corporate
Unit), promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, in Permitted Investments set forth in clause (6) of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time) on such date, the Company shall otherwise instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. Without receiving any instruction from any such Holder, the Collateral Agent shall apply the Proceeds of the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, less the amount of any Deferred Contract Adjustment Payments payable to such Holder on the Purchase Contract Settlement Date, the Collateral Agent shall instruct the Securities Intermediary to transfer such excess, when received, to the Purchase Contract Agent for distribution to such Holder.

               (c) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Notes may elect to have their Separate Notes remarketed under the Remarketing Agreement, by delivering their Separate Notes along with a notice of such election, substantially in the form of Exhibit F hereto, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Notes remarketed in such Remarketing and, if such Remarketing fails, in any subsequent Remarketing. The Custodial Agent shall hold Separate Notes in an account separate from the Collateral Account in which the Pledged Securities shall be held. Holders of Separate Notes electing to have their Separate Notes remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G hereto, prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Notes to such Holder.

               By 11:00 a.m. (New York City time) on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Notes to be remarketed and deliver to the Remarketing Agent for remarketing all Separate Notes delivered to the Custodial Agent pursuant to this Section 5.07(c) and not validly withdrawn prior to such date. In the event of a Successful Remarketing, after deducting the Remarketing Fee (to the extent permitted under the terms of the Remarketing Agreement), the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds of such Remarketing for payment to the Holders of the remarketed Separate Notes, in accordance with their respective interests. In the event of a Failed Remarketing, the Remarketing Agent will promptly return such Separate Notes to the Custodial Agent, and, in the event of a Failed Final Remarketing, the Custodial Agent shall deliver such Separate Notes to the appropriate Holders.

               Section 5.08. Special Event Redemption. If the Collateral Agent receives written notice that a Special Event Redemption has occurred while Notes are still credited to the Collateral Account, the Collateral Agent shall apply the Redemption Amount to purchase the Treasury Portfolio, and the Collateral Agent shall credit the Applicable Ownership Interests (as specified in clause
(i) of the definition of such term) in the Treasury Portfolio to the Collateral Account and shall transfer the Applicable Ownership Interests (as specified in clause (ii)(y) of the definition of such term) in the Treasury Portfolio to the Purchase Contract Agent for distribution to the Holders of the Corporate Units. Upon credit to the Collateral Account of the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio having a Value equal to the aggregate principal amount of the Pledged Notes, the Collateral Agent shall cause the Securities Intermediary to release the Pledged Notes from the Collateral Account and shall promptly transfer the Pledged Notes to the Company.

                                   ARTICLE 6

                          VOTING RIGHTS - PLEDGED NOTES

               Section 6.01. Voting Rights. Subject to the terms of Section 4.02 of the Purchase Contract Agreement, the Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if, in the judgment of the Purchase Contract Agent, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Notes; and provided, further, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Notes, including notice of any meeting at which holders of the Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Purchase Contract Agent with respect to the Pledged Notes.

                                    ARTICLE 7

                               RIGHTS AND REMEDIES

               Section 7.01. Rights and Remedies of the Collateral Agent.

               (a) In addition to the rights and  remedies  specified in Section
5.07 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law,
(1) retention of the Pledged Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests or (2) sale of the Pledged Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in one or more public or private sales, and in each instance, the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement shall be deemed to have been satisfied in full.

               (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the applicable Pledged Applicable Ownership Interests, or on account of principal payments of any Pledged Treasury Securities as provided in Article 3 hereof, in satisfaction of the Obligations of the Holder of the Units of which such applicable Pledged Applicable Ownership Interests or such Pledged Treasury Securities, as applicable, are a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or Pledged Applicable Ownership Interests, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

               (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the principal amount of the Pledged Applicable Ownership Interests, subject, in each case, to the provisions of Article 3 hereof, and as otherwise granted herein.

               (d) The Purchase Contract Agent and each Holder of Units agrees that, from time to time, upon the written request of the Collateral Agent or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

               Section 7.02. Special Event Redemption. Upon the occurrence of a Special Event Redemption while Notes are still credited to the Collateral Account, the Redemption Price shall be credited to the Collateral Account by the Collateral Agent upon receipt thereof from the Indenture Trustee, on or prior to 12:30 p.m., New York City time on such Special Event Redemption Date, by federal funds check or wire transfer of immediately available funds. The Collateral Agent is hereby authorized to present the Pledged Notes for payment as may be required by their respective terms. Upon receipt of such funds, the Pledged Notes shall be released from the Collateral Account. In the event such funds are credited to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to (a) apply an amount equal to the Redemption Amount of such funds to purchase the Treasury Portfolio from the Quotation Agent for credit to the Collateral Account and (b) promptly remit the remaining portion of such funds, if any, to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests.

               Section 7.03. Initial Remarketing. Unless a Special Event Redemption has occurred prior to the Initial Remarketing Date, the Collateral Agent shall, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Initial Remarketing Date, without any instruction from any Holder of Corporate Units, present the related Pledged Notes to the Remarketing Agent for Initial Remarketing. In the event of a Failed Initial Remarketing, the Notes presented to the Remarketing Agent pursuant to this Section 7.03 for Remarketing shall be redeposited into the Collateral Account.

               Section 7.04. Second Remarketing. Unless a Special Event Redemption has occurred prior to the Second Remarketing Date, if a Failed Initial Remarketing has occurred, the Collateral Agent shall, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Second Remarketing Date, without any instruction from any Holder of Corporate Units, present the related Pledged Notes to the Remarketing Agent for Second Remarketing. In the event of a Failed Second Remarketing, the Notes presented to the Remarketing Agent pursuant to this Section 7.04 for Remarketing shall be redeposited into the Collateral Account.

               Section 7.05. Third Remarketing. Unless a Special Event Redemption has occurred prior to the Third Remarketing Date, if a Failed Second Remarketing has occurred, the Collateral Agent shall, by 11:00 a.m., New York City time, on the Business Day immediately preceding the Third Remarketing Date, without any instruction from any Holder of Corporate Units, present the related Pledged Notes to the Remarketing Agent for Third Remarketing. In the event of a Failed Third Remarketing, the Notes presented to the Remarketing Agent pursuant to this Section 7.05 for Remarketing shall be redeposited into the Collateral Account.

               Section 7.06. Successful Remarketing. In the event the Collateral Agent receives Proceeds of the Pledged Notes from any Successful Remarketing prior to the Final Remarketing Date (after deducting any Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement), the Collateral Agent will, at the written direction of the Company, apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent the Treasury Portfolio and promptly remit the remaining portion of such Proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests. With respect to Separate Notes, any Proceeds of such Remarketing (after deducting any Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement) attributable to the Separate Notes will be remitted to the Custodial Agent for payment to the holders of Separate Notes. The Collateral Agent shall Transfer the Treasury Portfolio to the Collateral Account and the Pledged Applicable Ownership Interests will secure the obligation of all Holders of Corporate Units to purchase Common Stock of the Company under the Purchase Contracts constituting a part of such Corporate Units, in substitution for the Pledged Notes, which shall be released from the Collateral Account.

               Section 7.07. Substitutions. Whenever a Holder has the right to substitute Treasury Securities, Notes or security entitlements for any of them or the appropriate Applicable Ownership Interests (as defined in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                   ARTICLE 8

                    REPRESENTATIONS AND WARRANTIES; COVENANTS

               Section 8.01. Representations and Warranties. Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

               (a) such Holder has the power to grant a security interest in and lien on the Collateral;

               (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article 2 hereof;

               (c) upon the Transfer of the Collateral to the Collateral Agent for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the

Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article 4 hereof); and

               (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

               Section 8.02. Covenants. The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

               (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

               (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Units.

                                   ARTICLE 9

          THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES

                                  INTERMEDIARY

               It is hereby agreed as follows:

               Section 9.01. Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent or Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:

               (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent and Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent and Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

               (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Units or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be), the Units, any Collateral or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

               (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 9.02 hereof, subject to Section 9.08 hereof);

               (d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct; and

               (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

               Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping of the Collateral hereunder.

               No provision of this Agreement shall require the Collateral Agent, Custodial Agent or Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, Custodial Agent or Securities Intermediary be liable for any amount in excess of the Value of the Collateral.

               Section 9.02. Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (a) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (b) the Collateral Agent shall be indemnified to its satisfaction as provided herein. Nothing contained in this Section 9.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

               Section 9.03. Reliance by Collateral Agent and Securities Intermediary. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

               Section 9.04. Certain Rights. (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company's officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

               (a) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

               Section 9.05. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

               Section 9.06. Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Company, the Purchase

Contract Agent, any other Person interested herein and any Holder of Units (and any of their respective subsidiaries or affiliates) as if they were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Company, the Purchase Contract Agent and any Holder of Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

               Section 9.07. Non-Reliance on the Collateral Agent, the Custodial Agent and the Securities Intermediary. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Units of this Agreement, the Purchase Contract Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

               Section 9.08. Compensation and Indemnity. The Company agrees to:

               (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

               (b) indemnify, defend and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "INDEMNITEES"), harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "Losses" and individually, a "LOSS") that may be imposed on, reasonably incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which any of the Indemnitees is entitled to rely pursuant to the terms of this Agreement, provided that such Indemnitee has not acted with gross negligence or bad faith or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought; and

               (c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance, performance or exercise of its rights, powers and duties under this

Agreement, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or bad faith or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

               The provisions of this Section and Section 11.07 shall survive the resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary and the termination of this Agreement.

               Section 9.09. Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

               (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting at the expense of the Company.

               The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

               Section 9.10. Resignation of the Collateral Agent, the Custodial Agent and the Securities Intermediary.

               (a) Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

                              (i) the Collateral  Agent, the Custodial Agent and
               the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Units;

                              (ii) the Collateral Agent, the Custodial Agent and
               the Securities Intermediary may be removed at any time by the Company; and

                              (iii) if the Collateral Agent, the Custodial Agent
               or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the direction of the Holders of a majority of the Units.

The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 9.10(a). Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, which shall not be an Affiliate of the Purchase Contract Agent. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's
giving of notice of resignation or the Company's or the Purchase Contract Agent's giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.

               (b) Since _______ is serving as the Collateral Agent hereunder and the Purchase Contract Agent under the Purchase Contract Agreement, if an event of default (other than an event of default occurring as a result of a Failed Final Remarketing) occurs hereunder or under the Purchase Contract Agreement, _______ will resign as the Collateral Agent, but continue to act as the Purchase Contract Agent. A successor Collateral Agent will be appointed in accordance with the terms hereof.

               Section 9.11. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this
Section 9.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

               Section 9.12. Survival. The provisions of this Article 9 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

               Section 9.13. Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to the Company or any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them and regardless of the form of action.

                                   ARTICLE 10

                                    AMENDMENT

               Section 10.01. Amendment Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, to:

               (a) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company;

               (b)  evidence  and  provide  for the  acceptance  of  appointment
hereunder  by  a  successor  Collateral  Agent,   Custodial  Agent,   Securities
Intermediary or Purchase Contract Agent;

               (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

               (d) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

               Section 10.02. Amendment with Consent of Holders. With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of such Holders delivered to the Company, the Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, as the case may be, the Company, when duly authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Unit adversely affected thereby in any material respect:

               (a) change the amount or type of Collateral underlying a Unit (except for the rights of holders of Corporate Units to substitute the Treasury Securities for the Pledged Notes or the Pledged Applicable Ownership Interests, as the case may be, or the rights of Holders of Treasury Units to substitute Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, for the Pledged Treasury Securities), unless such change is not adverse to the Holders, impair the right of the Holder of any Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

               (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Unit affected thereby pursuant to the Purchase Contract Agreement if such action were effected by a modification or amendment of the provisions of the Purchase Contract Agreement; or

               (c) reduce the percentage of Purchase Contracts the consent of whose Holders is required for the modification or amendment of the provisions of this Agreement;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or only the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above.

               It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

               Section 10.03. Execution of Amendments. In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall be entitled to receive and (subject to Section 7.01 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied. The Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.

               Section 10.04. Effect of Amendments. Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

               Section 10.05. Reference of Amendments. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Certificates representing Outstanding Units.

                                   ARTICLE 11

                                  MISCELLANEOUS

               Section 11.01. No Waiver. No failure on the part of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

               Section 11.02. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

               Section 11.03. Notices. All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address For Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               Section 11.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

               Section 11.05. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

               Section 11.06. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               Section 11.07. Expenses, Etc. The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

               (a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), reasonably incurred in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

               (b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) reasonably incurred in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Units to satisfy its obligations under the Purchase Contracts forming a part of the Units and (ii) the enforcement of this
Section 11.07;

               (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges reasonably incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

               (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section
9.11 of this Agreement;

               (e) any out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent, and the Securities Intermediary in connection with the exercise of their rights or performance of their obligations and duties under Section 9.10 hereof; and

               (f) any other reasonable out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties hereunder.

               Section 11.08. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

               (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

               Section 11.09. Notice of Special Event, Special Event Redemption and Termination Event. Upon the occurrence of a Special Event, a Special Event Redemption or a Termination Event, the Company shall deliver written notice to the Purchase Contract Agent, the Collateral Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Special Event, a Special Event Redemption or a Termination Event has occurred.

               Section 11.10. Regarding the Purchase Contract Agent. All of the rights, privileges, protections, indemnities and immunities afforded the Purchase Contract Agent pursuant to the Purchase Contract Agreement are hereby incorporated herein as if set forth herein in full.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                               Scottish Annuity & Life Holdings, Ltd., _______as
                                   Purchase Contract Agent and
                                   as attorney-in-fact of the Holders
                                   from time to time of the Units

By:                                          By:

----------------------------------           ----------------------------------
    Name:                                        Name:
    Title:                                       Title:

Address for Notices:                         Address for Notices:

Scottish Annuity & Life Holding, Ltd.
P.O. Box 2939
Crown House, Third Floor
4 Par-la-Ville Road
Hamilton HM MX, Bermuda
Telephone:  (441) 295-4451
Attention:  General Counsel


----------------------------,
as Collateral Agent, Custodial Agent and
Securities Intermediary
By:

----------------------------------
    Name:
    Title:

Address for Notices:

                                                                       EXHIBIT A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                          (Creation of Treasury Units)


The Collateral Agent
[Address]
Attention:

               Re:

                      _____ Corporate Units of Scottish Annuity & Life Holdings, Ltd. (the "Company")

                      The securities account of ____, as Collateral Agent, maintained by the Securities Intermediary and designated "_____, as Collateral Agent of Scottish Annuity & Life Holdings, Ltd., as pledgee of __, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

               Please refer to the Pledge Agreement, dated as of ____, 200__ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

               We hereby notify you in accordance with Section 5.02 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $_____ Value of Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Notes relating to _____ Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

               We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal Value of Pledged Notes in accordance with Section 5.02 of the Pledge Agreement.


Date:                                   __________________________,

                                        as Purchase Contract Agent and as
                                        attorney-in-fact of the Holders from
                                        time to time of the Units


                                        By: ____________________________________
                                            Name:
                                            Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Notes:

----------------------------------            ----------------------------------
                                              Name:
                                              Social Security
                                              or other  Taxpayer  Identification
                                              Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------

                                                                       EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                          (Creation of Treasury Units)


The Securities Intermediary
[Address]
Fax:
Attention:

               Re:

                      _____ Corporate Units of Scottish Annuity & Life Holdings, Ltd. (the "Company")

                      The securities account of ______, as Collateral Agent, maintained by the Securities Intermediary and designated "______, as Collateral Agent of Scottish Annuity & Life Holdings, Ltd., as pledgee of _____, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

                  Please refer to the Pledge Agreement, dated as of ____, 200__ (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, _______, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

                  When you have confirmed that $____ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _____, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of Pledged Notes or security entitlements with respect thereto relating to _____ Corporate Units of the Holder by Transfer to the Purchase Contract Agent.


                                           -------------------
                                           as Collateral Agent


Dated:                                     By:
        -----------------------------           -----------------------------
                                                Name:
                                                Title:

Please print name and address of Holder:


----------------------------------            ----------------------------------
               Name                           Social Security
                                              or other  Taxpayer  Identification
                                              Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------

                                                                       EXHIBIT C

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                         (Recreation of Corporate Units)


The Collateral Agent
[Address]
Fax:
Attention:

               Re: _____ Treasury Units of Scottish Annuity & Life Holdings, Ltd. (the "Company")

               Please refer to the Pledge Agreement dated as of ____, 200__ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary, as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

               We hereby notify you in accordance with Section 5.03(a) of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $____ Value of Notes or security entitlements with respect thereto in exchange for $_____ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such Notes or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

               We hereby request that you instruct the Securities Intermediary, upon confirmation that such Notes or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned $_____ Value of Treasury Securities or security entitlements with respect thereto related to _____ Treasury Units of such Holder in accordance with
Section 5.03(a) of the Pledge Agreement.


                                           --------------------------
                                           as Purchase Contract Agent


Dated:                                     By:
        -----------------------------           -----------------------------
                                                Name:
                                                Title:

Please print name and address of Holder electing to substitute Notes or security entitlements with respect thereto for Pledged Treasury Securities:

----------------------------------            ----------------------------------
               Name                           Social Security
                                              or other  Taxpayer  Identification
                                              Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------

                                                                       EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                         (Recreation of Corporate Units)


The Securities Intermediary
[Address]
Fax:
Attention:

               Re: _____ Treasury Units of Scottish Annuity & Life Holdings, Ltd. (the "Company")

                      The securities account of _____, as Collateral Agent, maintained by the Securities Intermediary and designated "__, as Collateral Agent of Scottish Annuity & Life Holdings, Ltd., as pledgee of ______, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

               Please refer to the Pledge Agreement dated as of _____, 200__ (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent and _____, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

               When you have confirmed that $ _____ Value of Notes or security entitlements with respect thereto has been credited to the Collateral Account by or for the benefit of _____, as Holder of Treasury Units (the "Holder"), you are hereby instructed to release from the Collateral Account $_____ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.


                                           -------------------
                                           as Collateral Agent


Dated:                                     By:
        -----------------------------           -----------------------------
                                                Name:
                                                Title:

----------------------------------            ----------------------------------
               Name                           Social Security
                                              or other  Taxpayer  Identification
                                              Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------

                                                                       EXHIBIT E

                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                        AGENT TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)


The Purchase Contract Agent
[Address]
Fax:
Attention:

               Re:    ______   Corporate  Units  of  Scottish   Annuity  &  Life
                      Holdings, Ltd. (the "Company") ______ Treasury Units of the Company

               Please refer to the Pledge Agreement dated as of ____, 200__ (the "Pledge Agreement"), by and among you, the Company, and _______, as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

               In accordance with Section 5.05(c) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) on the fourth
Business Day immediately preceding _____ (the "Purchase Contract Settlement Date"), we have received (i) $_____ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ____ Corporate Units and (ii) based on the funds received set forth in clause (i) above, an aggregate principal amount of $_____ of Pledged Notes are to be tendered for purchase in the Final Remarketing.



                                           as Collateral Agent


Dated:                                     By:
        -----------------------------           -----------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT F

              INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING


The Custodial Agent
[Address]
Fax:
Attention:

               Re: Notes Due ____ of Scottish Annuity & Life Holdings, Ltd. (the "Company")

               The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of ____, 200__ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary and ______, as the Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to deliver $____ aggregate principal amount of Separate Notes for delivery to the Remarketing Agent prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the ____ Remarketing Date for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate Notes tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

               The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of a Failed Final Remarketing, upon receipt of the Separate Notes tendered herewith from the Remarketing Agent, to deliver such Separate Notes to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

               With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate Notes tendered hereby and that the undersigned is the record owner of any Notes tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Notes tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the ____ Remarketing Date, such election shall become an irrevocable election to have such Separate Notes remarketed in the Remarketing and, in the case of a Failed Remarketing, in any subsequent Remarketing, and that the Separate Notes tendered herewith will only be returned in the event of a Failed Final Remarketing.

Dated:
        -----------------------------
                                        ----------------------------------------


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Signature Guarantee:
                                                                   -------------



----------------------------------
               Name Social Security or other Taxpayer Identification Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------

A.   PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)
Address

(Please Print)



(Zip Code)

(Tax Identification or Social Security Number)

B. DELIVERY INSTRUCTIONS

In the event of a failed final remarketing, Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.
Name(s)

(Please Print) Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

In the event of a failed final remarketing, Notes which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.


----------------------------------------------
DTC Account Number

Name of Account Party:
                      ------------------------

                                                                       EXHIBIT G


                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING


The Custodial Agent
[Address]
Fax:
Attention:

               Re: Notes due ____ of Scottish Annuity & Life Holdings, Ltd. (the "Company")

               The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of _______ (the "Pledge Agreement"), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and _______, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to withdraw the $____ aggregate principal amount of Separate Notes delivered to the Collateral Agent on ___, 200__ for remarketing pursuant to
Section 5.07(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Notes to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.


Dated:
        -----------------------------
                                        ----------------------------------------


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Signature Guarantee:
                                                                   -------------



----------------------------------            ----------------------------------
               Name                           Social Security or other  Taxpayer
                                              Identification Number, if any


----------------------------------
              Address

----------------------------------

----------------------------------